UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 9, 2006

REGENERATION TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31271	59-3466543
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11621 Research Circle, Alachua, Florida	32615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 418-8888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

2006 Bonus Plan. On March 7, 2006, the Compensation Committee of the Board of Directors of Regeneration Technologies, Inc. (the “Company”) approved a bonus plan (the “2006 Bonus Plan”) providing for the payment of cash bonuses based on the Company’s operating results for the 2006 calendar year. The 2006 Bonus Plan sets target bonus amounts and performance criteria for executive officers. The performance criteria for all participants in the plan are net income and operating cash flow, each weighted equally. As in the past, the Compensation Committee retains discretion to take other factors into account in determining bonuses and to award no bonuses even if performance criteria are met.

The table below sets forth the target bonus amounts under the 2006 Bonus Plan for each of the Company’s executive officers:

Name	Position	2006 Target Bonus
Brian K. Hutchison	Chairman, President and Chief Executive Officer	$250,000
Roger W. Rose	Executive Vice President	$120,000
Thomas F. Rose	Vice President, Chief Financial Officer and Secretary	$100,000
Caroline Hartill	Vice President of Quality Assurance and Regulatory Affairs	$90,000
Jeffrey Schumm	Vice President and General Counsel	$60,000
William Melendez	Vice President of Research and Development	$60,000
Joseph W. Condon	Vice President of Operations	$90,000
Tara L. Zerby	Vice President, Xenograft Technologies	$90,000

Restricted Stock Awards. On March 7, 2006, the Compensation Committee approved awards of restricted stock to certain executive officers of the Company pursuant to the 2004 Equity Incentive Plan (the “Plan”). The restricted stock will vest in three equal annual installments

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beginning on the first anniversary of the date of grant, subject to accelerated vesting upon termination of employment due to death or disability or upon the occurrence of an “exchange transaction” (as defined in the Plan) or if the executive’s employment or other service is terminated by the Company without cause during the three months preceding the occurrence of the “exchange transaction.”

The table below sets forth the number of shares of restricted stock awarded to each of the Company’s executive officers:

Name	Position	Number of Shares
Brian K. Hutchison	Chairman, President and Chief Executive Officer	10,000
Roger W. Rose	Executive Vice President	5,000
Thomas F. Rose	Vice President, Chief Financial Officer and Secretary	5,000
Caroline Hartill	Vice President of Quality Assurance and Regulatory Affairs	5,000
Jeffrey Schumm	Vice President and General Counsel	5,000
William Melendez	Vice President of Research and Development	5,000
Joseph W. Condon	Vice President of Operations	5,000
Tara L. Zerby	Vice President, Xenograft Technologies	5,000

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENERATION TECHNOLOGIES, INC.

Date: March 9, 2006	By:	/s/ Thomas F. Rose
	Name:	Thomas F. Rose
	Title:	Vice President, Chief Financial Officer and Secretary

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